Rule 497d
                                                               File # 333-158305



              Supplement dated May 28, 2009 to the Prospectus dated
           April 8, 2009 of the Claymore/Guggenheim Long-Term National
                Municipal Trust, Series 1 (the "Trust"), a series
              of Claymore Securities Defined Portfolios, Series 584



Notwithstanding anything to the contrary in the prospectus of the Trust, dealer firms that sell units of the Trust during the primary offering period will receive the following maximum dealer concessions per unit for unit sales that occur on a given day:

                                                      MAXIMUM DEALER
                     UNITS SOLD                     CONCESSION PER UNIT
                     Less than 1,000 Units                 $40
                     1,000 - 1,499 Units                   $42
                     1,500 or more Units                   $46

The dealer concessions provided above represent the maximum compensation available for dealer firms for non-breakpoint trades. For breakpoint trades by investors, the compensation received by dealer firms for a given transaction will be reduced by the amount of the sales charge reduction provided to the investor purchasing units. (See "Public Offering--Large Purchases" in the prospectus for the Sales Charge Reduction Schedule.)

                        Please keep for future reference.